UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14962	04-3477276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
Burlington,	MA	01803-4238
(Address of principal executive offices and Zip Code)		(Zip Code)

(781) 270-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 13, 2020, following the conclusion of the 2020 Annual Meeting (as defined below), the Board of Directors (the “Board”) of CIRCOR International, Inc. (the “Company”) appointed Bruce Lisman to the Board as a Class I director, effective immediately, expanding the Board to nine members. The Board has determined that Mr. Lisman qualifies as an independent director in accordance with the New York Stock Exchange listing standards and applicable requirements under the Securities Exchange Act of 1934, as amended. Following the Board’s discussions with GAMCO Asset Management Inc. regarding its director nominations in connection with the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”), the Company agreed to expand the size of the Board and appoint Mr. Lisman to the Board as a Class I director following the 2020 Annual Meeting.

Mr. Lisman, age 73, is a private investor. He serves as a director of two public companies: Myers Industries, Inc. (NYSE: MYE), a material handling and distribution company, and Associated Capital Group, Inc. (NYSE: AC), a financial services company that was spun-off from GAMCO Investors, Inc. He also serves on two private company boards-National Life Group, a mutual life insurance company, and PC Construction, a designer and builder of water treatment plants and commercial buildings. Prior board service includes The Pep Boys-Manny, Moe & Jack (2015-2016), an automotive aftermarket retail chain, Merchants Bancshares (2006-2015), a regional banking company, and Central Vermont Public Service (2004-2009), an electric utility. On those boards he has served in leadership positions that include Chairman of the Board, Compensation and Governance Committees. Before his retirement he was Chairman of JP Morgan’s Global Equity Division (2008-2009) and Co-Head of the Global Equity Division at Bear Stearns Companies (1987-2008). He is past Chairman and a current board member of American Forests, America’s oldest conservation group. Mr. Lisman’s qualifications to sit on the Board include his financial, global business and leadership expertise.

Mr. Lisman has been appointed to the Audit Committee of the Board and the Compensation Committee of the Board. As a non-employee director, Mr. Lisman is entitled to receive compensation in accordance with the Company’s non-employee director compensation arrangements described under the caption “Director Compensation” in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2020. In addition, Mr. Lisman will enter into an indemnification agreement with the Company in substantially the same form that the Company has entered into with its other directors, a copy of which is filed as Exhibit 10.12 to the Annual Report on Form 10-K filed by the Company with the SEC on March 12, 2003.

Mr. Lisman has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 12, 2020, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate Amendment”) to implement a majority voting standard for uncontested director elections and to phase-out the Company’s classified Board. The Company filed the Certificate Amendment, which was effective upon filing, with the Secretary of State of the State of Delaware on June 12, 2020. The foregoing description of the Certificate Amendment is qualified in its entirety by reference to the full text of the Certificate Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Board previously approved the Company’s Second Amended and Restated By-laws (the “Second Amended and Restated By-laws”) to implement a majority voting standard for uncontested director elections (the "Majority Voting Standard"), with such amendment conditioned upon the stockholders approving, at the 2020 Annual Meeting, the amendment of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to implement the Majority Voting Standard, as described under Item 5.07 below, and the filing of such amendment with the Delaware Secretary of State. Such Second Amended and Restated By-laws became effective on June 12, 2020. The foregoing description of the Second Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2020 Annual Meeting on June 12, 2020. The proposals before the Company’s stockholders at the 2020 Annual Meeting, and the results of voting on such proposals, are as provided below:

(i) To amend the Certificate of Incorporation to implement a majority voting standard for uncontested director elections to first take effect at the Annual Meeting of Stockholders in 2021. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
18,910,994	13,884	1,116	0

(ii) To amend the Certificate of Incorporation to declassify the Board. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
18,912,291	12,637	1,066	0

(iii) Election of Directors. The following persons were elected as Class III directors for one year term, such term to continue until the Annual Meeting of Stockholders to be held in 2021 and until each such director’s successor is duly elected and qualified or until each such director’s earlier death, resignation or removal:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
John (Andy) O'Donnell	16,626,902	2,299,092	0
Scott A. Buckhout	16,822,153	2,103,841	0

(iv) Approval of the advisory resolution regarding the compensation of the Company’s named executive officers. The voting results for this matter were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
16,843,331	2,081,051	1,612	0

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.        Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of CIRCOR International, Inc.
3.2	Second Amended and Restated By-laws of CIRCOR International, Inc.
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2020	CIRCOR INTERNATIONAL, INC.

/s/ Abhi Khandelwal
By: Abhi Khandelwal
Title: Senior Vice President and Chief Financial Officer